UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 26, 2019
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K, filed by Nordstrom, Inc. (the “Company”) with the Securities and Exchange Commission on March 4, 2019, relating to compensatory arrangements of the Company’s five Named Executive Officers (the “NEOs”) as set forth in the Company’s proxy statement dated April 19, 2018. As referenced in the original filing, the number of stock options (“Options”), Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”) to be awarded to the NEOs were to be determined pursuant to established formulae, but at the time of the filing of the Current Report on Form 8-K not all inputs for those formulae were available. For that reason, the number of Options, RSUs and PSUs actually awarded was indeterminable at the time of the prior filing. This amended Current Report on Form 8-K/A is being filed to update the prior filing and provide this information.
As previously reported in the Current Report on Form 8-K, on February 26, 2019, the Compensation Committee of the Board of Directors of the Company awarded Options, effective March 5, 2019, to the Company’s NEOs. The number of Options awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2019 Options Awarded
Erik B. Nordstrom Co-President	73,069
Peter E. Nordstrom Co-President	73,069
Anne L. Bramman Executive Vice President and Chief Financial Officer	123,554
Geevy S. K. Thomas President, Nordstrom Rack	69,748
Blake W. Nordstrom Former Co-President	—
As previously reported in the Current Report on Form 8-K, on February 26, 2019, the Compensation Committee of the Board of Directors of the Company awarded RSUs, effective March 5, 2019, to the Company’s NEOs. The number of RSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2019 RSUs Awarded
Erik B. Nordstrom Co-President	—
Peter E. Nordstrom Co-President	—
Anne L. Bramman Executive Vice President and Chief Financial Officer	14,961
Geevy S. K. Thomas President, Nordstrom Rack	10,135
Blake W. Nordstrom Former Co-President	—

As previously reported in the Current Report on Form 8-K, on February 26, 2019, the Compensation Committee of the Board of Directors of the Company awarded PSUs, effective March 5, 2019, to the Company’s NEOs. The number of PSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2019 PSUs Awarded
Erik B. Nordstrom Co-President	37,629
Peter E. Nordstrom Co-President	37,629
Anne L. Bramman Executive Vice President and Chief Financial Officer	21,970
Geevy S. K. Thomas President, Nordstrom Rack	14,883
Blake W. Nordstrom Former Co-President	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Sheryl Garland
Sheryl Garland
Vice President, Interim General Counsel

Date: April 1, 2019